Taxation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021		Dec. 31, 2020
Income Tax Expense
Current taxes on income	$ 108,842	$ 91,692		$ 95,107
Deferred income taxes	(182,295)	(73,712)		74,722
Total taxes	(73,453)	17,980		169,829
Tax effect of potential deferred tax assets that have been impaired	79,477	74,084		181,403
Increase (decrease) through business combinations, deferred tax liability (asset)	139,103	79,395		$ 98,669
Deferred tax liabilities	$ 186,261	$ 169,119	[1]

[1]	Re-presented to reflect the measurement period adjustments in respect of updates to the accounting for the acquisition of I-Systems Soluções de Infraestrutura S.A. in November 2021 (refer to note 31).